Fair Value of Financial Instruments	6 Months Ended
Jun. 30, 2013
Fair Value of Financial Instruments
12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

ASC Topic 825 “Financial Instruments” requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities which are deemed to be financial instruments. The Company’s financial instruments include cash, receivables, other investments, advances due from affiliates, accounts payable and accrued expenses. The carrying amounts of cash, receivables, accounts payable and accrued expenses approximate their respective fair values due to the short term maturities of these instruments. The fair value of advances due   from affiliates are not practicable to estimate as no similar market exists for these instruments and as it does not have a specified date of repayment.